UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

Benefit Street Partners Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

9 West 57th Street, Suite 4920

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 588-6770

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

 Preferred Stock Purchase and Exchange Agreement

On March 15, 2021, Benefit Street Partners Realty Trust, Inc. (the “Company”) and Security Benefit Life Insurance Company (“SBL”) entered into a Purchase and Exchange Agreement (the “Purchase and Exchange Agreement”), pursuant to which SBL agreed to (i) exchange all 14,949 shares of the Company’s Series A Convertible Preferred Stock (“Series A Preferred Stock”) owned by SBL into an equal amount of newly issued shares (the “Exchange Shares”) of the Company’s new series of Series D Convertible Preferred Stock (“Series D Preferred Stock”) and (ii) purchase from the Company an additional 3,000 newly issued shares of Series D Preferred Stock (the “Purchased Shares,” and together with the the Exchange Shares, the “Shares”). The settlement of the exchange and purchase of the Shares contemplated by the Purchase and Exchange Agreement was completed on March 18, 2021.

The Purchase and Exchange Agreement provided that the aggregate purchase price for the Purchased Shares was $13,961,330.19, representing the $15,000,000 aggregate liquidation preference per share of the Purchased Shares as set forth in the articles supplementary for the Series D Preferred Stock (the “Articles Supplementary”), less the accrued and unpaid dividends on SBL’s surrendered shares of Series A Preferred Stock through March 17, 2021.

The Purchase and Exchange Agreement provides that the Company will enter into a liquidity event, such as a listing of the Company’s common stock, $0.01 par value per share (the “Common Stock”), within one year after the date of the Purchase and Exchange Agreement, subject to certain restrictions. In addition, the Company has agreed that if such liquidity event has not occurred by June 1, 2021 and the delay is not the result of market conditions, then, subject to certain conditions, the Company will appoint a director designated by SBL upon its request. The Purchase and Exchange Agreement contains customary representations, warranties and covenants and indemnification provisions.

SBL has agreed with the Company’s external manager, Benefit Street Partners L.L.C. (the “Advisor”) not to sell or otherwise transfer without the consent of the Advisor (i) any of the Shares and/or (ii) any Common Stock received upon an optional conversion pursuant to Section 7(c) of the Articles Supplementary prior to 30 days after such optional conversion, in each case subject to certain exceptions.

The Board granted SBL certain exemptions from the ownership limitations in the Company’s Articles of Amendment and Restatement (the “Charter”).

This offering is not registered under the Securities Act of 1933, as amended (the “Securities Act”) and is being made pursuant to the exemption provided by Section 4(a)(2) of the Securities Act and certain rules and regulations promulgated thereunder. The Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company has provided SBL customary shelf registration rights pursuant to the Purchase and Exchange Agreement.

The Company intends to use the net proceeds from the sale of the Purchased Shares to originate and acquire additional commercial real estate debt investments for the Company and for working capital and other general corporate purposes of the Company.

The foregoing description of the Purchase and Exchange Agreement is a summary and is qualified in its entirety by the terms of the Purchase and Exchange Agreement which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Terms of the Series D Convertible Preferred Stock

As set forth in the Articles Supplementary, the shares of Series D Preferred Stock have terms substantially similar to the shares of Series A Preferred Stock, except as described below.

On the one-year anniversary of a Liquidity Event (as defined in the Articles Supplementary), each outstanding share of Series D Preferred Stock shall convert (the “Mandatory Conversion”) into 299.2 shares of Common Stock, subject to anti-dilution adjustments (the “Conversion Rate”). From and after a Liquidity Event, each holder of Series D Preferred Stock has the right to accelerate the Mandatory Conversion to a date no earlier than five months after the Liquidity Event, subject to required notice. If there has not been a Liquidity Event by June 25, 2024, each holder of Series D Preferred Stock shall have the right to convert all, but not less than all, of the Series D Preferred Stock held by such holder into Common Stock at the Conversion Rate. Each holder also has the option to convert its shares of Series D Preferred Stock into Common Stock upon a Change in Control (as defined in the Articles Supplementary) of the Company. In addition, neither the Company nor a holder of shares of Series D Preferred Stock may redeem shares of the Series D Preferred Stock until June 25, 2024, except in cases of a Change in Control (as defined in the Articles Supplementary).

The Articles Supplementary were filed with the Maryland State Department of Assessments and Taxation on March 17, 2021. The Articles Supplementary became effective on filing. The Articles Supplementary classified and designated 20,000 shares of Series D Preferred Stock, of which approximately 17,949 shares were outstanding as of March 19, 2021.

The foregoing description of the Articles Supplementary is a summary and is qualified in its entirety by the terms of the Articles Supplementary which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

 The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.02.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 1.01 related to the Articles Supplementary is hereby incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description

3.1	Articles Supplementary of Benefit Street Partners Realty Trust, Inc., dated March 17, 2021, relating to Series D Convertible Preferred Stock

10.1	Purchase and Exchange Agreement, dated March 15, 2021, by and between Benefit Street Partners Realty Trust, Inc. and Security Benefit Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFIT STREET PARTNERS REALTY TRUST, INC.

By:	/s/ Jerome S. Baglien
Name:	Jerome S. Baglien
Title:	Chief Financial Officer and Treasurer

Date: March 19, 2021